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                      METROPOLITAN LIFE INSURANCE COMPANY
                      NEW ENGLAND VARIABLE ANNUITY FUND I

                      SUPPLEMENT DATED APRIL 30, 2007 TO

                       PROSPECTUS DATED NOVEMBER 1, 2002

This supplement adds certain information to the prospectus referenced above. You should read and retain this supplement.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE METLIFE STOCK INDEX PORTFOLIO

We and certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser, MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interest in MetLife Advisers, LLC, (the investment adviser to the MetLife Stock Index Portfolio), entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the MetLife Stock Index Portfolio. We will benefit accordingly from assets allocated to the MetLife Stock Index Portfolio to the extent they result in profits to the adviser.

PURCHASE PAYMENTS

We accept purchase payments made by check or cashier's check. We do not accept cash, money orders or traveler's checks. We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled (see below).

SURRENDER (REDEMPTION) PROCEEDS

We normally pay surrender proceeds within seven days, subject to our right to suspend payments under some circumstances described below.

We reserve the right to suspend or postpone the payment of any amounts due under the contract when permitted under applicable Federal laws, rules and regulations. Current Federal law permits such suspension or postponement if:
(a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists (as determined by the Securities and Exchange Commission) so that it is not practicable to dispose of securities held in the Fund or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of securities holders.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a purchase payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any requests for withdrawals, surrenders, or death benefits, or annuitize your contract or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your contract to government regulators.

We may withhold payment of surrender or withdrawal proceeds if any portion of those proceeds would be derived from a Contractholder's check that has not cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Contractholder's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contractholders may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not cleared by providing us with a certified check.

                  THIS SUPPLEMENT SHOULD BE READ AND RETAINED
                             FOR FUTURE REFERENCE